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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 23, 2005
                                                       (SEPTEMBER 19, 2005)

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    000-30045                 38-3518829
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


         2711 E. JEFFERSON AVE.
         DETROIT, MICHIGAN 48207                     (313)-567-4348
          (Address of principal               (Registrant's telephone number,
           executive offices)                       including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On September 19, 2005, the Company issued 270,000 shares of its common stock in a private placement to five accredited institutional investors. These shares were issued pursuant to an exemption from registration under Regulation D of the Securities Act of the United States. The shares were issued under the same pricing, terms and conditions as the shares issued on September 1, 2005 as part of the Company's acquisition of Loyalty Magic Pty. Ltd and its associated capital raise. The shares were issued at $7.50 per share and raised $2,025,000. The money will be used by the Company for working capital purposes. The Company paid fees of $160,620 in order to raise the $2,025,000.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CATUITY INC.
                                           (Registrant)


                                      By  /s/ John H. Lowry
                                          ------------------------------------
                                          John H. Lowry
                                          Senior Vice President,
                                          Chief Financial Officer & Secretary





Date:  September 23, 2005